COMMON STOCK                                                      COMMON STOCK
  NUMBER                                                             SHARES

ITS-                               [LOGO]

                      INHALE THERAPEUTIC SYSTEMS, INC.

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR CERTAIN DEFINITIONS
   THE STATE OF DELAWARE                           AND A STATEMENT AS TO
                                               RESTRICTIONS ON SHARES, IF ANY
                                                     CUSIP 457191 10 4
THIS CERTIFIES THAT



IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF

---------------------- INHALE THERAPEUTIC SYSTEMS INC. ----------------------

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ [ILLEGIBLE]                          /s/ [ILLEGIBLE]
Secretary                                President and Chief Executive Officer

                                   [STAMP]

COUNTERSIGNED AND REGISTERED:

CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

TRANSFER AGENT AND REGISTRAR

By
           AUTHORIZED SIGNATURE


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                       INHALE THERAPEUTIC SYSTEMS, INC.

     The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM- as tenants in common
     TEN ENT- as tenants by the entireties
      JT TEN- as joint tenants with
              right of survivorship and
              not as tenants in common
    COM PROP- as community property

UNIF GIFT MIN ACT-________Custodian_________
                   (Cust)           (Minor)

                  under Uniform Gifts to Minors
                  Act_______________________
                            (State)

UNIF TRF MIN ACT-_________Custodian (until age____)
                  (Cust)
                __________under Uniform Transfers
                 (Minor)

                to Minors Act_______________
                                (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto ________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________________________________________________

______________________________________________________________________________

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney

to transfer the said shares of Common Stock on the books of the within named

Corporation with full power of substitution in the premises.


Dated _____________________________

                        X ____________________________________________

                        X ____________________________________________

                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:


By
____________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 174d-15.